EXECUTION COPY

                                                                    EXHIBIT 10.1

                             RESTRUCTURING AGREEMENT

                                 (RSVP HOLDINGS)

         THIS RESTRUCTURING AGREEMENT (this "Agreement"), is dated as of April 29, 2003, by and among RSVP Holdings, LLC, a Delaware limited liability company ("Holdings"), RSI Fund Management LLC, a Delaware limited liability company ("RSI Management"), New World Realty, LLC, a Delaware limited liability company ("NW"), New World Realty Management, LLC, a Delaware limited liability company ("NWM"), Reckson Asset Partners, LLC, a Delaware limited liability company ("RAP"), Reckson Strategic Venture Partners, LLC, a Delaware limited liability company ("RSVP") and Frontline Capital Group, a Delaware corporation ("Frontline").

                                    RECITALS

         A. Holdings was formed as a limited liability company under the Delaware Limited Liability Company Act on February 26, 1998;

         B. RSI Management and NW entered into the Limited Liability Company Agreement of Holdings, dated as of February 26, 1998 (the "LLC Agreement");

         C. Paine Webber Real Estate Securities, LLC, Stratum Realty Fund, L.P. and Holdings entered into the Limited Liability Company Agreement of RSVP dated as of March 5, 1998 (the "RSVP LLC Agreement");

         D. ROP and RSVP entered into the Limited Liability Company Agreement of RAP, dated as of March 5, 1998 (the "RAP LLC Agreement");

         E. The only members in Holdings as of the date of this Agreement are RSI Management and NW, although RSVP Management Partners, LLC has a subordinated financial interest in Holdings;

         F. Concurrently on the date hereof, the UBS Restructuring Agreement has been entered into to effectuate, among other things, the purchase of the Class A membership interests of RSVP by Holdings; and

         G. The parties to this Agreement have agreed to restructure certain agreements with respect to Holdings, RAP and RSVP and the rights and obligations of the members in connection therewith, as more particularly set forth herein, which shall provide, among other things, that NWM shall be appointed as the asset manager of the assets and investments of RSVP and RAP in the Platforms and RSI Management shall be appointed as sole managing member of Holdings, that the existing Class A membership interests in RSVP shall be purchased and subsequently retired on the Effective Date, and the RSVP LLC Agreement shall, and the RAP LLC Agreement may, be amended and restated to give effect to the transactions contemplated by this Agreement and the other Related Documents. The LLC Agreement shall be amended and restated to, among other things, be consistent with the foregoing.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. All capitalized terms used herein are defined herein or otherwise set forth on Schedule 1 annexed hereto.

         2. EFFECTIVENESS. (a) The effectiveness of the terms and provisions of this Agreement and each of the other Related Documents is subject to (i) the execution and delivery of this Agreement and each of the other Related Documents by each of the parties hereto and thereto, and (ii) the Effective Date occurring on or prior to August 15, 2003, subject to extension or re-extension by RSI Management of the Effective Date, in its sole discretion, until not later than October 14, 2003 and provided that such date may be further extended by the mutual agreement of RSI Management and NW, in their respective sole discretion (such date, as may be so extended, the "Termination Date"). If the Effective Date does not occur on or prior to the Termination Date, then this Agreement and each of the other Related Documents shall be null and void ab initio, without prejudice to the rights of any of the parties to this Agreement.

                  (b) Notwithstanding any provision in this Agreement or in any of the other Related Documents to the contrary, the consent of NW to the UBS Restructuring Agreement and the transactions contemplated thereunder is expressly conditioned upon the execution, delivery and effectiveness of this Agreement and each of the other Related Documents and such consent by NW to the UBS Restructuring Agreement and the transactions contemplated thereunder shall become except as expressly provided by such consent with respect to Paragraph 3 and Paragraph 6(d) of the UBS Restructuring Agreement, effective only upon and concurrently with the closing of the purchase and sale of the membership interests in RSVP pursuant to the terms of the UBS Restructuring Agreement and, except as expressly provided by such consent with respect to Paragraph 3 and Paragraph 6(d) of the UBS Restructuring Agreement, in no case shall such consent be construed as having been deemed given or made by NW in whole or in part prior to the foregoing events occurring.

         3. DELIVERIES. Simultaneously with the execution and delivery of this Agreement, each of the parties hereto shall execute, if applicable, and deliver each of the following agreements, documents or instruments, to which such party is a signatory in any capacity (together with this Agreement, collectively, the "Related Documents"):

            3.1  the Management Agreement in the form attached hereto as
Exhibit I (the "Management Agreement");


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

            3.2 the amendment and restatement of the LLC Agreement in the form attached hereto as Exhibit II (the "Amended LLC Agreement");

            3.3 the amendment and restatement of the RSVP LLC Agreement (the "Amended RSVP LLC Agreement");

            3.4 (x) deliver the RAP LLC Agreement and (y) if and to the extent amended on or prior to the Effective Date, execute and deliver the amended RAP LLC Agreement (the "Amended RAP LLC Agreement"); and

            3.5 The Agreement of Release in the form attached hereto as Exhibit III (the "Mutual Release").

         4. OTHER RESTRUCTURING TRANSACTIONS. On the Effective Date, the rights and obligations of each of the parties to the employment agreements and letter agreements identified on Exhibit IV attached hereto and each other agreement, instrument or document in existence as of the date hereof directly relating to the respective terms of employment of SBL and/or SHS with the Company, Reckson Operating Partnership, L.P. or any of their respective Affiliates other than any agreements, rights and claims that expressly survive in accordance with this
Section 4, and Section 2(b) of the Mutual Release or any other Related Document shall be terminated without any further action by any party to such employment arrangements; provided that, (i) the rights of each of SBL and SHS under Section 9.1(b) (regarding the right to indemnification) of their respective employment agreements listed on Exhibit IV shall remain in full force and effect with respect to actions taken on or prior to the Effective Date and (ii) the rights, if any, of each of SBL, SHS and their respective affiliates, including their respective beneficiaries and heirs, for the items listed on Schedule 2 attached hereto under the benefit plans and other benefit programs set forth on Schedule 2 will continue only to the extent the benefits under such benefit plans or programs would have continued in the ordinary course of business for any other employee of RSVP whose employment was severed as of the Effective Date; it being agreed that the parties shall each use commercially reasonable efforts to transfer the benefit plans, programs and other benefits listed on Schedule 2 as soon as practicable on or after the Effective Date.

         5. REPRESENTATIONS AND WARRANTIES. Each of the parties to this Agreement hereby represent and warrant as of the date of this Agreement and as of and with full force and effect on the Effective Date, solely with respect to itself (except as to Section 5.2(ii)), as follows:

            5.1 Organization. Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the full power and authority to enter into and perform its obligations under each of the Related Documents, to which it is a party and the transactions contemplated hereby and thereby. The execution, delivery and performance by such party of each of the Related Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly



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

authorized by the appropriate governing bodies of such party and are valid and binding obligations of such party, enforceable against such party in accordance with their terms, and with respect to all parties, subject to the effect of bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the rights of creditors generally (except Frontline), and by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought at law or in equity).

            5.2 Consents.

                     (i) All Consents needed to execute and deliver the Related
            Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, have been obtained and there is no other Consent of, or filing or notification to, any government or governmental agency or authority or any other person or entity which is required to be made or obtained by such party to permit such party to do any of the foregoing. All such Consents are valid and in full force and effect. No material violations exist or have been recorded in respect of any Consent. No proceeding is pending or, to the best knowledge of such party, threatened, looking toward the revocation, nullification or limitation of any such Consent and to the best knowledge of such party, there is no basis or grounds for any such revocation, nullification or limitation.

                     (ii) Subject to the provisions of Section 5.2 (iii), each
            of Frontline and RSI Management further represent and warrant as of the date of this Agreement and as of and with full force and effect on the Effective Date, that all approvals of the bankruptcy court in the matter of Frontline have been obtained and no other Consent of such bankruptcy court with respect to Frontline is required in order for Frontline to consummate the transactions contemplated by this Agreement and the other Related Documents or the UBS Restructuring Agreement.

                     (iii) Notwithstanding any provision of this Agreement to
            the contrary, the sole and exclusive remedy of any party hereto with respect to any breach, default or inaccuracy of the representation and warranty of Frontline or RSI Management under Section 5.2 (ii) shall be limited to the actual, direct third-party costs and expenses incurred and actually paid by such party as a result of such breach, default or inaccuracy.

            5.3 No Conflict. The execution and delivery by such party of this Agreement and each of the other Related Documents to which it is a party, and the performance and the consummation of the transactions contemplated hereby and thereby by such party will not, directly or indirectly: (i) result in or violate the organizational documents of such party; (ii) to such party's knowledge, materially violate or conflict with, or result in a breach of any of the terms



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or provisions of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which such party is a party (except for that certain guarantee with respect to the mortgage indebtedness owed to CIBC relating to the Catskills Platforms and such other conflicts as to which the other party has actual knowledge, if any); or (iii) result in any material violation of any applicable law, rule, regulation, judgment, order or decree of any government or governmental agency or authority or any court, tribunal or arbitrator(s) of competent jurisdiction, or any governmental or non-governmental self-regulatory organization, agency or authority having jurisdiction over such party; or (iv) require any consent, approval, action, filing or notice under any provision of any material law, statute, rule or regulation applicable to such party.

         6. MISCELLANEOUS.

            6.1 Execution in Counterparts; Binding Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original copy and all of which together shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other parties. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above.

            6.2 Governing Law. This Agreement shall be governed exclusively by, and construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to the conflicts-of-law provisions thereof.

            6.3 Notices. All notices and other communications hereunder shall be effective upon receipt and shall be in writing and personally delivered or mailed by Federal Express or another nationally recognized overnight courier, to the address specified by such party under its signature hereon or such other address specified by a notice to each other party to this Agreement.

            6.4 Expenses. Except as specifically provided in Section 6.8 of this Agreement and that Agreement of Certain Matters Among the Members of Holdings executed contemporaneously herewith, the parties shall each be responsible for their own legal expenses and the cost of their consultants, and experts in connection with the negotiation and execution of this Agreement and the other Related Documents.

            6.5 Titles and Headings. Titles are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.



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

            6.6 Successors and Assigns. This Agreement shall inure to the benefit of each party to this Agreement and their respective successors and assigns, and shall be binding upon each party to this Agreement and their respective heirs, executors, administrators, trustees, successors and assigns; provided, however, that no party to this Agreement may assign any rights or delegate any of the obligations created under this Agreement without the prior written consent of each other party to this Agreement, which consent may be withheld at the sole and absolute discretion of such other parties.

            6.7 Entire Agreement. This Agreement, including the Exhibits and Schedules hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and supercedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. Without limiting the generality of the forgoing, no presumption, effect or consideration shall be accorded to any prior draft of this Agreement (or any part thereof) in the interpretation of the terms and provisions of this Agreement or the intent of the parties hereto.

            6.8 Legal Fees. In the event of any dispute regarding any of the provisions of this Agreement, the party which prevails in court, as determined by the court, shall be entitled to recover its reasonable legal fees and expenses.

            6.9 Time of Essence. Time shall be of the essence with respect to any time periods and/or dates set forth herein.

            6.10 Signatures. Facsimile copies of original signatures by any of the parties shall be deemed to be originals of such signatures.

            6.11 Press Release. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without reasonable efforts to provide prior notification to the other party, and the parties shall consider, in good faith, with regard to the contents of any such press release or public announcement and work in good faith as to the timing of the release thereof. Notwithstanding any of the foregoing, any party may make oral disclosures to securities analysts and the investor community without restriction; provided that if any such oral disclosure is required to be embodied in a public filing under the Securities Exchange Act of 1934, as amended, then the disclosures contained in such filing shall be subject to the parties considering in good faith with regard to the contents of such public filing and working in good faith as to the timing of such filing except if such public filing is required to be filed promptly following such oral disclosure, in which event such party shall be free to file such public filing free from the restrictions of this Section 6.11.



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            6.12 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

            6.13 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or party any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

            6.14 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by each party to this Agreement.

            6.15 Conflict. In the event of a conflict between the provisions of this Agreement and the provisions of the Amended LLC Agreement, the provisions of this Agreement shall prevail.

            6.16 Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements or conditions of the other party contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

            6.17 Specific Performance. Each of the undersigned acknowledges and agrees that each of the parties hereto is entering into this Agreement in reliance on the agreements, obligations and covenants made herein by the other parties hereto on or prior to the Effective Date, and that any failure or delay in specific performance of those agreements, obligations and covenants would result in irreparable harm to the other parties hereto. Each of the undersigned agrees that if any of the undersigned on or prior to the Effective Date defaults in the performance of its or their obligations under this Agreement required on



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or prior to the Effective Date, the other parties shall be entitled, in addition to any other remedies that they may have, to enforce this Agreement on or prior to the Effective Date by an order or judgment of specific performance in a court of competent jurisdiction requiring the defaulting party to perform such obligation under this Agreement. Notwithstanding the immediately two preceding sentences, nothing contained in this Agreement shall be deemed to limit any remedy available to a party whether at law or in equity, whether on, prior to or after the Effective Date.

            6.18 Indemnification.

                     (i) Each party to this Agreement shall, subject to and to
            the extent required by the provisions of this Section 6.18, indemnify and hold harmless, each other party hereto, and in each such case their respective affiliates, directors, officers, employees, partners, members and managers (each, an "Indemnified Party" and, collectively, the "Indemnified Parties"), from and against and in respect of any and all Damages (as defined in the Amended LLC Agreement) suffered or incurred by any of them resulting from, arising out of, based on or relating to (x) any breach of any representation or warranty (subject to the qualifications set forth in Section 5.2(iii) hereof) made by such party in this Agreement; or
            (y) any failure to perform any covenant, agreement or undertaking on the part of such party contained in this Agreement.

                     (ii) In order for a party to be entitled to indemnification pursuant to this Agreement, the Indemnified Party shall notify the party required to provide such indemnification (the "Indemnifying Party") in writing of any claim to which it is entitled to indemnification within thirty (30) days of the date such party receives written notice or otherwise becomes aware of the claim, describing in reasonable detail such claim; provided, however, that the failure of an Indemnified Party so to notify the Indemnifying Party of the claim shall not relieve the Indemnifying Party of its obligations under this Agreement except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure; and provided further, that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice. The Indemnified Party shall deliver to the Indemnifying Party copies of all notices and documents (including court papers) received by the Indemnified Party relating the claim along with the notice referred to above. If the Indemnifying Party does not object in writing to the availability of the indemnity under this Agreement within thirty
            (30) days after receiving such notice, then the claim set forth in the notice by such party shall be considered a valid claim under this Agreement (a "Valid Claim"), and such Valid Claim shall be payable in accordance with this Agreement. In the event the Indemnifying Party objects to the availability of the indemnity under this Agreement, then the Indemnified Party shall be entitled to be paid for the reasonable expenses incurred by the Indemnified Party in defense of such claim in the manner and to the extent provided in the immediately following sentence. The right of



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            indemnification under this Agreement shall include the right to be paid by the Indemnifying Party, in advance or within 15 Business Days (as defined in the Amended LLC Agreement) of presentation of reasonable supporting documentation, for the reasonable expenses incurred by the Indemnified Party, who was, is, or is threatened to be made, a named defendant or respondent in an action, suit, arbitration, administrative hearing or other proceeding provided that the Indemnified Party shall have given a written undertaking to reimburse the Indemnifying Party in the event it is subsequently determined by a court of competent jurisdiction from which no further appeal may be taken or as to which the time for appeal has lapsed, that he, she or it is not entitled to such indemnification.

                     (iii) If any Valid Claim arises out of or involves a claim or demand made by any person that is not a party to this Agreement or the Indemnified Party seeking indemnification (a "Third Party Claim"), then the Indemnifying Party shall be entitled to participate in, and direct and/or assume the defense of such action on behalf of such Indemnified Party, with counsel selected by the Indemnifying Party; provided, that such counsel is not reasonably objected to by the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for legal expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. If the Indemnifying Party assumes such defense, the Indemnified Party shall have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party, it being understood that the Indemnifying Party shall control such defense. Notwithstanding the foregoing, the Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party for any period during which the Indemnifying Party has failed to assume the defense thereof (other than during the period prior to the time the Indemnified Party shall have given notice of the Third Party Claim as provided above) or if a conflict of interest would exist if one counsel represented both the Indemnifying Party and the Indemnified Party, in connection with such Third Party Claim, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party, provided that such counsel is not reasonably objected to by the Indemnifying Party; provided however, it being understood that the Indemnifying Party shall not object to the use of Paul, Hastings, Janofsky & Walker, LLP, unless Paul, Hastings, Janofsky & Walker, LLP has a conflict-of-interest.



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

                     (iv) If the Indemnifying Party so elects to assume the
            defense of any Third Party Claim, the Indemnified Party shall cooperate with the Indemnifying Party in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Third Party Claim, and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall not admit any liability or make any other admission or stipulation with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party's prior written consent (which consent shall not be unreasonably withheld, delayed or conditioned). If the Indemnifying Party shall have assumed the defense of a Third Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Third Party Claim which the Indemnifying Party may recommend and which by its terms fully releases the Indemnified Party (without cost or obligation) in connection with such Third Party Claim.

            6.19 Tax Covenants

                     (i) NW shall have the unconditional right, but not the
            obligation, to cause Holdings (no later than September 1, 2003) to review and approve to amend, for years previously filed, tax returns of Holdings and its subsidiaries, if applicable (each, a "New Return"), to reflect a recalculation of tax losses for all periods on or prior to the Effective Date to NW as a member of Holdings for all periods on or prior to the Effective Date. The New Returns shall be filed at the sole cost and expense of Holdings. NW and RSI Management shall have the right to mutually review and approve, in their respective sole discretion, any and all such New Returns prior to their filing with the IRS or any state tax authority. NW and RSI Management shall each have the right of access to, and to review, the applicable company's financial books and records and to all applicable tax professionals in connection with this Section 6.19.



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                     (ii) The parties agree that (a) to the extent that Holdings does not file the New Returns on or before September 1, 2003, or (b) if NW and RSI do not agree on the substance of the New Returns, then the Tax Matters member may still file or not file amended returns; however NW shall have the unconditional right, but not the obligation, to independently file amended tax returns for NW and its upstream affiliates with information that may be inconsistent with the K-1s distributed by the tax matters partner of Holdings. It is hereby agreed that no claim may be asserted against NW on account of damages suffered by Holdings and any of their respective affiliates in the event NW files such New Returns in good faith, and NW shall be held harmless with respect to any Third Party Claims with respect thereto.

                     (iii) The rights, obligations and procedures hereunder will apply with regard to the allocation of losses of Holdings for 2002 and that portion of 2003 as it relates to the allocation of losses through and including the Effective Date, and such returns will be filed on no later than their due dates, as they may be extended.

                     (iv) Each of the undersigned acknowledges and agrees that
            each of the parties hereto is entering into this Agreement in reliance on the agreements, obligations and covenants made herein by the other parties hereto and that any failure or delay in specific performance of those agreements, obligations and covenants would result in irreparable harm to the other parties hereto. Each of the undersigned agrees that if any of the undersigned defaults in the performance of its or their obligations under this Agreement, the other parties shall be entitled, in lieu of seeking damages therefore, to enforce Section 6.19 of this Agreement by an order or judgment of specific performance in a court of competent jurisdiction requiring the defaulting party to perform such obligation under this Agreement. Notwithstanding the immediately two preceding sentences, nothing contained in this Agreement shall be deemed to limit any remedy available to a party in equity; however, excluding seeking any Damages (other than with respect to the hold harmless provision regarding Third Party Claims referenced in the second preceding sentence).

                        [SIGNATURES FOLLOW ON NEXT PAGE]



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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   RECKSON STRATEGIC VENTURE
                                   PARTNERS, LLC

                                   By:  RSVP Holdings LLC, its Managing
                                        Member, by its Management Committee


                                           ------------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not individually


                                           ------------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not individually


                                           ------------------------------
                                           Steven H. Shepsman, as a Management
                                           Committee member and not individually


                                   Address for Notices:

                                   225 Broadhollow Road
                                   Melville, NY 11747-0983
                                   Attention: Scott Rechler

                                    RSVP HOLDINGS LLC
                                    By its Management Committee



                                       ------------------------------
                                       Scott Rechler, as a Management
                                       Committee member and not individually


                                       ------------------------------
                                       Seth B. Lipsay, as a Management
                                       Committee member and not individually


                                       ------------------------------
                                       Steven H. Shepsman, as a Management
                                       Committee Member and not individually

                                    Address for Notices:

                                    225 Broadhollow Road
                                    Melville, NY 11747-0983
                                    Attention: Scott Rechler


                                    RSI FUND MANAGEMENT LLC

                                    BY:  Frontline Capital Group, its Member

                                         By:
                                             ----------------------------------
                                             Name: Scott Rechler
                                             Title:   Chief Executive Officer

                                    Address for Notices:

                                    225 Broadhollow Road
                                    Melville, NY 11747-0983
                                    Attention: Scott Rechler

                             RECKSON ASSET PARTNERS, LLC


                             By:  Reckson Strategic Venture Partners, LLC, a
                                  Member

                                  By:  RSVP Holdings LLC, its Managing
                                       Member, by its Management Committee


                                           ---------------------------
                                           Seth B. Lipsay, as a Management
                                           Committee member and not individually


                                           ---------------------------
                                           Scott Rechler, as a Management
                                           Committee member and not individually


                                           ---------------------------
                                           Steven H. Shepsman, as a Management
                                           Committee member and not individually

                                           Address for Notices:

                                           225 Broadhollow Road
                                           Melville, NY 11747-0983
                                           Attention: Scott Rechler

                                           FRONTLINE CAPITAL GROUP

                                           By:
                                               --------------------------------
                                               Name:    Scott Rechler
                                               Title:   Chief Executive Officer

                                           Address for Notices:

                                           225 Broadhollow Road
                                           Melville, NY 11747-0983
                                           Attention: Scott Rechler

                                           NEW WORLD REALTY, LLC

                                           By:
                                               --------------------------------
                                               Seth B. Lipsay,
                                               Authorized Signatory

                                           By:
                                               --------------------------------
                                               Steven H. Shepsman,
                                               Authorized Signatory

                                           NEW WORLD REALTY MANAGEMENT, LLC

                                           By:
                                               --------------------------------
                                               Seth B. Lipsay,
                                               Authorized Signatory

                                           By:
                                               --------------------------------
                                               Steven H. Shepsman,
                                               Authorized Signatory

                                           Address for Notices for NW and NWM:

                                           Prior to May 31, 2003, to:

                                           333 Earle Ovington Blvd.
                                           Suite 1030
                                           Uniondale, NY  11553

                                           After May 31, 2003, to:

                                           60 Cuttermill Road
                                           Suite 612
                                           Great Neck, NY 11021

                                           And in all cases, with a copy to:

                                           Paul, Hastings, Janofsky & Walker LLP
                                           75 East 55th Street
                                           New York, NY 10022
                                           Attn: Frank Cannone, Esq.

                               Acknowledged and confirmed solely with respect to
                               Section 4 hereof:



                               -----------------------------------
                               Seth B. Lipsay, Individually



                               Acknowledged and confirmed solely with respect to
                               Section 4 hereof:



                               -----------------------------------
                               Steven H. Shepsman, Individually

                                   SCHEDULE 1
                                   ----------

                                  DEFINED TERMS
                                  -------------

--------------------------------------------------------------------------------
Amended LLC Agreement   As defined in Section 3 of this Agreement.
--------------------------------------------------------------------------------

Consents                All consents, authorizations, variances, exemptions,
                        qualifications, filings, declarations, registrations,
                        approvals, licenses, certificates or permits from any
                        governmental authority or other party or entity.
--------------------------------------------------------------------------------
Effective Date          The date of the closing of the purchase and sale
                        of membership interests in Reckson Strategic Venture
                        Partners, LLC pursuant to the terms and conditions of
                        the UBS Restructuring Agreement.
--------------------------------------------------------------------------------
Frontline               As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
Holdings                As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
LLC Agreement           As defined in the Recitals of this Agreement.
--------------------------------------------------------------------------------
Management Agreement    As defined in Section 3 of this Agreement.
--------------------------------------------------------------------------------
Mutual Release          As defined in Section 3 of this Agreement.
--------------------------------------------------------------------------------
NW                      As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
NWM                     As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
Platform                Means a specific business sector, defined by property
                        type and use, within the general category of debt or
                        equity investments made by RSVP relating to the
                        ownership of real property or the operation thereof.
--------------------------------------------------------------------------------
RAP                     As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
Related Documents       As defined in Section 3 of this Agreement.
--------------------------------------------------------------------------------
ROP                     Reckson Operating Partnership, LLC
--------------------------------------------------------------------------------
RSI Management          As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------
RSVP                    As defined in the preamble to this Agreement.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SBL                     Seth B. Lipsay.
--------------------------------------------------------------------------------
SHS                     Steven H. Shepsman.
--------------------------------------------------------------------------------
Tax Loans               The loans by Frontline Capital Group (f/k/a Reckson
                        Service Industries, Inc.) to each of SBL and SHS
                        pursuant to Section 8 of those certain Restricted
                        Stock Grant, Pledge and Loan Agreements, each dated as
                        of March 9, 1998.
--------------------------------------------------------------------------------
UBS Restructuring       The Restructuring Agreement by and among Reckson
Agreement               Strategic Venture Partners, LLC, a Delaware limited
                        liability company, RSVP Holdings LLC, a Delaware
                        limited liability company, Reckson Asset Partners LLC,
                        a Delaware limited liability company, UBS Warburg Real
                        Estate Securities Inc., a Delaware corporation, and
                        Stratum Realty Fund, L.P., a Delaware limited
                        partnership, dated as of the date hereof attached
                        hereto as Exhibit V.
--------------------------------------------------------------------------------

                                   SCHEDULE 2
                                   ----------

                              Certain Listed Items
                              --------------------

                 1. Section 125 Cafeteria Plan

                 2. Medical Insurance (family coverage)

                 3. Group Term Life Insurance

                 4. 401(k) Plan (no match)

                 5. Short Term Disability

                 6. Long Term Disability

                 7. Supplemental Life Insurance (approximately $9,000,000)

                 8. Accrued and unused vacation, not to exceed 5 weeks vacation

                                    Exhibit I
                                    ---------

                          Form of Management Agreement

                                   Exhibit II
                                   ----------

                          Form of Amended LLC Agreement

                                   Exhibit III
                                   -----------

                             Form of Mutual Release

                                   Exhibit IV
                                   ----------

               List of Employment Agreements and Letter Agreements

1. Employment Agreement, entered into as of February 26, 1998, by and between RSVP Holdings, LLC and Seth B. Lipsay.

2. Employment Agreement, entered into as of February 26, 1998, by and between RSVP Holdings, LLC and Steven H. Shepsman.

3. Letter Agreement regarding Issuance of Restricted Stock, dated February 26, 1998, by and among RSVP Holdings, LLC, Seth B. Lipsay and Steven H. Shepsman.

4. Letter Agreement regarding Certain Issuance of Restricted Stock, dated February 26, 1998, by and among Reckson Services Industries Inc., Seth
         B. Lipsay and Steven H. Shepsman.

5. Letter Agreement regarding Certain Issuance of Restricted Stock, dated February 26, 1998, by and among Reckson Operating Partnership, L.P., Seth B. Lipsay and Steven H. Shepsman.

6. Letter Agreement regarding Certain Employment Agreement Obligations, dated February 26, 1998, by and among Reckson Operating Partnership, L.P., Seth B. Lipsay and Steven H. Shepsman.

7. Letter Agreement regarding Certain Employment Agreement Obligations, dated February 26, 1998, by and among Reckson Services Industries Inc., Seth B. Lipsay and Steven H. Shepsman.

8. Letter Agreement regarding RSVP Holdings, LLC, dated February 26, 1998, by and among Reckson Services Industries Inc., Seth B. Lipsay, Steven
         H. Shepsman and New World Realty, LLC.

9. Letter Agreement regarding RSVP Holdings, LLC, dated February 26, 1998, by and among Reckson Associates Realty Corp., Reckson Operating Partnership, L.P., Seth B. Lipsay, Steven H. Shepsman, New World Realty, LLC and RSI Fund Management LLC.

                                    Exhibit V
                                    ---------

                           UBS Restructuring Agreement